UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2013

BLACK ELK ENERGY OFFSHORE OPERATIONS, LLC

(Exact name of registrant as specified in its charter)

Texas	333-174226	38-3769404
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11451 Katy Freeway, Suite 500 Houston, Texas	77079
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 598-8600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities.

On February 12, 2013, Black Elk Energy Offshore Operations, LLC (the “Company”) entered into an agreement with Platinum Partners Value Arbitrage Fund LP (“Platinum”) whereby Platinum agreed to provide financial and consulting services to the Company in exchange for Class B Units. On February 12, 2013, the Company issued 1,131,458.5 Class B Units to PPVA Black Elk (Equity) LLC (“PPVA”) pursuant to such agreement. The Company issued the Class B Units to PPVA in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended, based on certain representations and warranties from PPVA.

On February 12, 2013, the Company entered into a Contribution Agreement (the “February 12th Contribution Agreement”) with Platinum Partners Black Elk Opportunities Fund LLC (“PPBE”). On February 12, 2013, pursuant to the February 12th Contribution Agreement, the Company issued 7,500,000 Class E Units and 570,000 Class B Units to PPBE for an aggregate offering price of $7.5 million. The Company issued the Class E Units and Class B Units under the February 12th Contribution Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended, based on certain representations and warranties from PPBE.

On February 13, 2013, the Company entered into a Contribution Agreement (the “February 13th Contribution Agreement”) with PPBE. On February 13, 2013, pursuant to the February 13th Contribution Agreement, the Company issued 2,000,000 Class E Units and 152,000 Class B Units to PPBE for an aggregate offering price of $2.0 million. Additionally, on February 15, 2013, pursuant to the February 13th Contribution Agreement, the Company issued 500,000 Class E Units and 38,000 Class B Units to PPBE for an aggregate offering price of $0.5 million. The Company issued the Class E Units and Class B Units under the February 13th Contribution Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended, based on certain representations and warranties from PPBE.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers

(b) On February 13, 2013, Mr. Doug Fehr, Vice President—Facilities, announced his retirement from the Company effective March 1, 2013.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 12, 2013, the Company entered into the Fourth Amendment to the Second Amended and Restated Limited Liability Operating Agreement of the Company (the “Fourth Amendment”). The Fourth Amendment amended the Company’s operating agreement to effectuate a 10,000 to 1 unit split for each of the Class A Units, Class B Units and Class C units.

The foregoing description of the Fourth Amendment is not intended to be complete and is qualified in its entirety by reference to the Fourth Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

3.1	Fourth Amendment to Second Amended and Restated Operating Agreement of Black Elk Energy Offshore Operations, LLC, dated as of February 12, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 19, 2013

BLACK ELK ENERGY OFFSHORE OPERATIONS, LLC

By:	/s/ John Hoffman
	Name:	John Hoffman
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Fourth Amendment to Second Amended and Restated Operating Agreement of Black Elk Energy Offshore Operations, LLC, dated as of February 12, 2013.